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                                                                   Exhibit 10.64

                  FORM OF WORKING CAPITAL ASSURANCE AGREEMENT

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         THIS WORKING CAPITAL ASSURANCE AGREEMENT ("AGREEMENT") is made as of
June 15, 1998, by and between Balanced Care Corporation, a Delaware corporation, with a principal place of business at c/o BCC Development and Management Co., 5021 Louise Drive, Suite 200, Mechanicsburg, PA 17055 ("BCC") and Capstone Capital of Virginia, an Alabama corporation (the "LESSOR") and for the benefit of Capstone Capital Corporation, a Maryland corporation ("LENDER"), both with a principal place of business at 1000 Urban Center Drive, Suite 630, Birmingham, Alabama 35242.


                              W I T N E S S E T H:


         WHEREAS, ALCO __, L.L.C., a North Carolina limited liability company (the "LESSEE"), executed and delivered that certain Lease dated as of the date hereof (the "LEASE") whereby Lessee leased from Lessor property, together with all improvements now or hereafter located thereon, as more fully described in the Lease (the "PROPERTY"); and

         WHEREAS, BCC and Lessee have entered into that certain Shortfall Funding Agreement dated as of the date hereof (the "SHORTFALL AGREEMENT") whereby, among other matters, BCC will make certain loans to the Lessee as more fully described therein; and

         WHEREAS, pursuant to the terms of that certain Promissory Note dated as of the date hereof by and between Lessee and Lender (the "PROMISSORY NOTE"), Lender has agreed to make advances ("FUNDINGS") to Lessee of up to $600,000 to fund certain operational losses anticipated in connection with the Facility, on the terms and conditions set forth in the Promissory Note; and

         WHEREAS, because Charles E. Trefzger, John K. Earl, James R. Hodges, W. Lee Young, III, and William C. Thompson, individuals resident of the State of North Carolina (collectively, the "MEMBERS"), as the sole members of Lessee, shall receive a direct benefit from the advances made under the Promissory Note, have executed and delivered to the Lender that certain Guaranty dated as of the date hereof, guarantying the obligations of Lessee under the Promissory Note (the "GUARANTY"); and

         WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the same meanings as ascribed to such terms in the Lease; and

         WHEREAS, as additional security for (i) Lessee's obligations to Lender under the Promissory Note (securing payment of principal and interest thereunder when due, whether by regularly scheduled payments, at maturity, or acceleration or otherwise) and the First Leasehold Mortgage and Members' obligations to Lender under the Guaranty (collectively, the "LOAN
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OBLIGATIONS") and (ii) Lessee's obligations to Lessor under the Lease and the other Lease Documents (as defined in Appendix 1 attached to the Shortfall Agreement ("APPENDIX 1")) (the "LEASE OBLIGATIONS"), the Lessor and the Lender have requested the execution and delivery of this Agreement.

         NOW THEREFORE, for good and valuable consideration paid by each of the parties hereto to the other, the receipt and sufficiency of which is hereby acknowledged and in consideration of the covenants and agreements set forth herein, the parties hereto agree as follows:

         1. Subject to the terms of Section 4 hereof, from the date hereof until the complete payment and performance of the Lease Obligations and Loan Obligations, BCC unconditionally agrees to loan to the Lessee by means of working capital loans (collectively, the "WORKING CAPITAL LOANS") sufficient funds to pay and satisfy Shortfalls (as defined in Appendix 1) due and payable during any month. Such Working Capital Loans shall be made pursuant to the Shortfall Agreement.

         2. Subject to the terms of Section 4 hereof, without regard to any bankruptcy of Lessee or any default, breach of condition or failure to satisfy any condition to the making of Working Capital Loans under the Shortfall Agreement, BCC shall, without further direction, advance to the Lessee the amount equal to the Shortfall in a timely fashion so that the Lessee is able to meet all of its working capital obligations (including, without limitation, the Lease Obligations and Loan Obligations) when due and so that the payments due under the Lease and the Promissory Note are made in a timely fashion.

         3. BCC acknowledges that the covenants and agreements made hereunder by BCC are being made to (a) induce the Lessor to enter into and accept the Lease, (b) enable the Lessee, subject to the terms of Section 4 hereof, to fulfill its working capital obligations, including, without limitation, the Lease Obligations and Loan Obligations, and (c) induce the Lender to accept the Promissory Note, the Guaranty and the First Leasehold Mortgage and to lend to Lessee the sums to be advanced under the Promissory Note in accordance with the terms thereof. Accordingly, it is expressly intended by BCC that the covenants and agreements by BCC hereunder may be relied upon and enforced by the Lessor and the Lender, as applicable.

         4. Notwithstanding anything to the contrary set forth herein, BCC's obligation to provide the Working Capital Loans and advance Shortfalls to the Lessee shall not commence until such time as the full amount of the Working Capital Reserve required to be funded pursuant to the Promissory Note has actually been funded and depleted.

         5. The obligations of BCC hereunder shall not be affected by the termination, discontinuance, release or modification of any agreement from any maker, endorser, surety or guarantor of the Lease Obligations or the Loan Obligations.

         6. Notwithstanding anything to the contrary contained herein or in the Lease, the Lessor hereby covenants and agrees with BCC that the Lessor shall not amend, modify or


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otherwise alter the Lease or any other document executed in connection therewith
(collectively, the "LEASE DOCUMENTS") without BCC's prior written consent, in each instance, which consent, shall not be unreasonably withheld, conditioned or delayed.

         In addition, the Lessor hereby covenants and agrees with BCC that, except in connection with the exercise of any of its rights and/or remedies under the Lease Documents, the Lessor shall not terminate the Lease without the prior written consent of BCC, which consent shall not be unreasonably withheld, conditioned or delayed.

         7. The obligations of BCC hereunder shall not be affected by any change in the beneficial ownership of the Lessee or by reason of any disability of the Lessee. This Agreement shall be in addition to any guaranty or other security for the Lease Obligations and the Loan Obligations, and shall not be prejudiced or rendered unenforceable by the invalidity of any such guaranty or security. This Agreement shall continue to be effective or be reinstated, as the case may be, if, at any time, any payment of the Lease Obligations or the Loan Obligations is rescinded or must otherwise be returned by the Lessor or Lender, as the case may be, upon the insolvency, bankruptcy or reorganization of the Lessee or otherwise, all as though such payment had not been made.

         8. (a) Without limiting BCC's obligation to provide the Working Capital Loans, upon the occurrence of any default under any of the Lease Documents, BCC shall have the right, but not the obligation, to cure such default within any applicable notice and grace periods (or in the event of no grace period, within 3 days after receipt by BCC of notice of such default) and, to the extent permitted by law, enter upon the Property, if necessary, for such purpose and take all such actions as BCC may deem necessary or appropriate to remedy such default. The Lessor agrees to give written notice to BCC of any default by Lessee under the Lease or any other Lease Document of which Lessor becomes aware. The Lessor agrees to accept any remedy performed by BCC as if the same had been performed by the Lessee.

                  (b) Lessor acknowledges that BCC has the right to acquire all of the assets of Lessee pursuant to the Shortfall Agreement or all of the Equity Interests (as defined in the Shortfall Agreement) pursuant to the Option Agreement (as defined in the Shortfall Agreement). In the event that BCC or a BCC Affiliate (as defined in Appendix 1) exercises its rights to acquire either the assets or the Equity Interests, (A) Lessor hereby consents to the transfer of the Lease to BCC or the BCC Affiliate, and shall recognize such purchaser as Lessee under the Lease and other Lease Documents so long as (i) such purchaser executes and delivers to Lessor such documents, instruments, affidavits and opinions as Lessor may reasonably request and (ii) in the event the purchaser is an affiliate of BCC, BCC shall provide a guaranty of the Lease Obligations in form and substance reasonably satisfactory to Lessor and (B) Lessor shall release Lessee and any guarantor of Lessee's obligations upon the consummation of such transfer; provided, however, that if an Event of Default (as defined in the Lease) under the Lease has occurred and is continuing at the time the Lease is transferred to BCC or a BCC Affiliate pursuant to this Section 8(b), such transfer shall not be deemed a waiver by Lessor of such Event of Default.


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         9.       Any notice, request, demand, statement or consent made
hereunder shall be in writing and shall be deemed duly given if personally delivered, sent by certified mail, return receipt requested, or sent by a nationally recognized commercial overnight delivery service with provisions for a receipt, postage or delivery charges prepaid, and shall be deemed given when postmarked or placed in the possession of such mail or delivery service and addressed as follows:

IF TO BCC:                 Balanced Care Corporation
                           c/o BCC Development and Management Co.
                           5021 Louise Drive, Suite 200
                           Mechanicsburg, PA  17055
                           Attn:  President

WITH COPIES TO:            Balanced Care Corporation
                           c/o BCC Development and Management Co.
                           5021 Louise Drive, Suite 200
                           Mechanicsburg, PA  17055
                           Attn:  General Counsel

                           and

                           Kirkpatrick & Lockhart LLP
                           1500 Oliver Building
                           Pittsburgh, Pennsylvania  15222-2312
                           Attn:  Steven J. Adelkoff, Esq.

IF TO THE LESSOR:          Capstone Capital of Virginia, Inc.
                           1000 Urban Center Drive, Suite 630
                           Birmingham, AL  35242

WITH COPIES TO:            Sirote & Permutt
                           2222 Arlington Avenue
                           Birmingham, AL 35205
                           Attn. Thomas A. Ansley, Esq.

or at such other place as any of the parties hereto may from time to time hereafter designate to the others in writing. Any notice given to BCC or the Lessee by the Lessor at any time shall not imply that such notice or any further or similar notice was or is required.

         10. This Agreement shall be construed, and the rights and obligations of the Lessor and BCC shall be determined, in accordance with the laws of the State of Alabama.

                  BCC hereby consents to the exclusive jurisdiction of any state or federal court located within the State of Alabama, and waives personal service of any and all process upon BCC. BCC consents that all such service of
process may be made by registered mail directed to                          , a
Delaware corporation.


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         11.      This Agreement and BCC's obligations hereunder shall
automatically terminate upon the purchase by BCC or a BCC Affiliate of all of the issued and outstanding equity of the Lessee or substantially all of the assets of Lessee.

         12. The Lessor covenants and agrees with BCC that the Lessor shall not consent to any assignment of the Lessee's interest under the Lease (except to BCC or BCC Affiliate, or as otherwise expressly provided in Section 8(b) of this Agreement) or any transfer of substantially all of the Lessee's assets or any transfer of the issued and outstanding equity of the Lessee without the prior written consent of BCC, which consent, BCC may withhold in its sole and absolute discretion. In addition, in the event that, in violation of the terms of the Lease, (a) the Lessee attempts to assign its interest in the Lease (or transfer substantially all of its assets), (b) the current holders of the issued and outstanding equity of the Lessee attempt to transfer any such equity or (c) if any of the events described in Section 15.1 of the Lease relating to the bankruptcy or insolvency of the Lessee occurs, the Lessor covenants and agrees with BCC that, at the request of BCC and subject to applicable law, the Lessor shall terminate the Lease (in accordance with the terms thereof) and shall enter into a new lease of the Property with BCC (or any of its wholly-owned subsidiaries ("SUBSIDIARIES"), provided, that, BCC executes and delivers a guaranty of any such lease, in form and substance acceptable to the Lessor), in form and substance acceptable to the Lessor; provided, however, that any such lease shall be substantially similar to the Lease. In connection with the execution and delivery of any such lease, (y) BCC and its Subsidiaries shall execute and deliver any additional documents that the Lessor may request, in form and substance similar to the Lease Documents and (z) BCC shall deliver to the Lessor such evidence as Lessor shall request, in form and substance acceptable to the Lessor, that the new lease and all other documents executed and delivered in connection therewith have been duly authorized, executed and delivered and are enforceable. BCC agrees to pay all of the costs and expenses reasonably incurred by the Lessor (including, without limitation, attorneys' fees and expenses) in connection with the performance of the Lessor's obligations under this Section 12.

         13.      (a)      Entire Agreement . This Agreement contains the entire
understanding among the parties hereto with respect to its subject matter and supersedes any prior understandings or agreements between the parties with respect to such subject matter.

                  (b) Amendments. This Agreement may be modified or amended only by a written instrument executed by the Lessor and BCC.

                  (c) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.


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                  (d)      Counterparts. This Agreement may be executed in two
or more counterparts, each of which shall constitute an original, but all of which together shall constitute but a single instrument.

                  (e) Future Cooperation. Each party covenants and agrees to take such further action and execute such further documents as may be necessary or appropriate to carry out the intention of this Agreement.

                  (f) Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

                  (g) WAIVER OF JURY TRIAL. BCC HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING OUT OF OR IN ANY WAY PERTAINING OR RELATING TO THIS AGREEMENT, (B) IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED OR INCIDENTAL TO ANY DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS AGREEMENT, OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR IN CONNECTION WITH THE TRANSACTIONS RELATED THERETO OR CONTEMPLATED THEREBY OR THE EXERCISE OF EITHER PARTY'S RIGHTS AND REMEDIES THEREUNDER, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, IN TORT OR OTHERWISE, BCC AGREES THAT THE LESSOR OR THE LENDER MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED AGREEMENT OF BCC IRREVOCABLY TO WAIVE ITS RIGHT TO TRIAL BY JURY AS AN INDUCEMENT TO THE LESSEE TO ENTER INTO THE LEASE AND THE LENDER TO MAKE FUNDINGS, AND THAT ANY DISPUTE OR CONTROVERSY WHATSOEVER BETWEEN BCC, THE LESSOR AND THE LENDER SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.



                          SIGNATURES ON FOLLOWING PAGE


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         EXECUTED as a sealed instrument as of the date first written above.

WITNESS:                                    BCC:

                                            BALANCED CARE CORPORATION


_____________________________________       By:  _______________________________
Name:                                              Name:
                                                   Title:




WITNESS:                                    LESSOR:

                                            CAPSTONE CAPITAL OF VIRGINIA, INC.


_____________________________________       By:  _______________________________
Name:                                              Name:
                                                   Title:



                                       S-1
                      Working Capital Assurance Agreement